CALAMOS® GLOBAL TOTAL RETURN FUND

(THE “FUND”)

Supplement dated December 20, 2019 to the

Statement of Additional Information

dated March 1, 2019, as supplemented August 15, 2019

Effective December 16, 2019, Karen L. Stuckey and Christopher M. Toub were elected as trustees of the Fund. Effective January 1, 2020, Stephen B. Timbers and David D. Tripple will retire as trustees of the Fund. Accordingly, effective January 1, 2020, all references to Stephen B. Timbers and David D. Tripple are deleted.

Effective December 16, 2019, the section titled “Trustees Who Are Not Interested Persons of the Fund” beginning on page S-28 of the Statement of Additional Information is hereby amended to include the following information about the new trustees:

NAME AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Karen L. Stuckey (1953)	Trustee (since December 2019) Term Expires 2020	26

Member (since 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Emeritus Trustee (since 2007) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of OppenheimerFunds (open-end mutual funds) (2012-2019)

Christopher M. Toub (1959)	Trustee (since December 2019) Term Expires 2020	26	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)

^ The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust.

Effective December 16, 2019, the last paragraph in the section titled “Officers” on page S-31 of the Statement of Additional Information is hereby deleted and replaced with the following:

The Fund’s Board of Trustees consists of nine members. In accordance with the Fund’s Agreement and Declaration of Trust, the Board of Trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered. The terms of John P. Calamos, Sr., William R. Rybak, Karen L. Stuckey, and Christopher M. Toub will expire at the annual meeting of shareholders in 2020. The terms of John E. Neal and David D. Tripple will expire at the annual meeting of shareholders in 2021. The terms of Virginia G. Breen, Stephen B. Timbers and Lloyd A. Wennlund will expire at the annual meeting of shareholders in 2022. Such classification of the Trustees may prevent the replacement of a majority of the Trustees for up to a two-year period. Each of the Fund’s officers serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees. Mr. Rybak and Ms. Breen are the Trustees who represent the holders of preferred shares of the Fund.

Effective December 16, 2019, the section titled “Committees of the Board of Trustees” beginning on page S-31 of the Statement of Additional Information is amended to reflect the following information:

Ms. Stuckey and Mr. Toub each serve on the audit committee, valuation committee, and governance committee.

Effective December 16, 2019, the section titled “Leadership Structure and Qualifications of the Board of Trustees” beginning on page S-33 of the Statement of Additional Information is hereby deleted and replaced with the following:

Leadership Structure and Qualifications of the Board of Trustees. The Board of Trustees is responsible for oversight of the Fund. The Fund has engaged Calamos to manage the Fund on a day-to-day basis. The Board of Trustees oversees Calamos and certain other principal service providers in the operations of the Fund. The Board of Trustees is currently composed of nine members, eight of whom are non-interested trustees. The Board of Trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board of Trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time to time, to assist the Board of Trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Fund.

The chairman of the Board of Trustees is an “interested person” of the Fund (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Fund. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for each board and committee meeting and facilitates communication among the Fund’s non-interested trustees. The Trustees believe that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Fund. The Trustees also believe that this structure facilitates the exercise of the Board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The Board of Trustees has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a member of the Board. In making this determination, the Board has taken into account the actual service of the Trustees during their tenure in concluding that each should continue to serve. The Board also has considered each Trustee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Each of Messrs. Calamos, Neal, Rybak, Timbers and Tripple has served for more than ten years as a trustee of the Fund. In addition, each of Mses. Breen and Stuckey and Messrs. Calamos, Neal, Rybak, Timbers, Toub, Tripple and Wennlund has more than 25 years of experience in the financial services industry. Each of Mses. Breen and Stuckey and Messrs. Calamos, Neal, Rybak, Timbers, Tripple and Wennlund has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers, and Toub has earned a Masters of Business Administration degree, and Mr. Tripple has earned a Juris Doctor degree.

Effective December 16, 2019, the first paragraph and table in the section titled “Compensation of Officers and Trustees” beginning on page S-34 of the Statement of Additional Information are deleted and replaced with the following:

Compensation of Officers and Trustees. John P. Calamos, Sr., the trustee who is an “interested person” of the Fund, does not receive compensation from the Fund. Non-interested trustees are compensated by the Fund, but do not receive any pension or retirement benefits from the Fund. Mr. Mickey is the only Fund officer who receives compensation from the Fund. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Fund during the fiscal year ended October 31, 2018 to each of the current non-interested trustees and the one officer compensated by the Fund.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Calamos Fund Complex (1)*
John P. Calamos, Sr.	$0	$0
Virginia G. Breen	$2,375	$140,000
John E. Neal (1)	$2,828	$182,000
William R. Rybak	$2,658	$157,000
Karen L. Stuckey (2)	$0	$0
Stephen B. Timbers	$3,166	$187,000
Christopher M. Toub (2)	$0	$0
David D. Tripple	$2,658	$157,000
Lloyd A. Wennlund (3)	$1,226	$75,000
Mark J. Mickey	$2,595	$150,000

(1)

Includes fees that may have been deferred during the year pursuant to a deferred compensation plan with Calamos Investment Trust. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the portfolios of the Calamos Investment Trust as selected by the Trustee. As of October 31, 2018 the value of the deferred compensation account for Mr. Neal was $1,785,811.

(2)	Mr. Toub and Ms. Stuckey were elected to the Board effective December 16, 2019.
(3)	Mr. Wennlund was elected to the Board effective July 19, 2018.
*

The Calamos Fund Complex consists of eight investment companies and each applicable series thereunder including the Fund, Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund.

Effective December 16, 2019, the section titled “Ownership of Shares of the Fund and Other Calamos Funds” beginning on page S-35 of the Statement of Additional Information is deleted and replaced with the following:

Ownership of Shares of the Fund and Other Calamos Funds. The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the Calamos Fund Complex in the aggregate. The value of shares of the Calamos Funds is determined on the basis of the net asset value of the class of shares held as of December 31, 2018. The value of the shares held, are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee’s beneficial ownership of shares of the Calamos Fund Complex. Beneficial ownership is determined in accordance with the rules of the SEC.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE CALAMOS FUNDS
John P. Calamos, Sr.[1,2]	Over $100,000	Over $100,000
Virginia G. Breen	None	Over $100,000
John E. Neal	Over $100,000	Over $100,000
William R. Rybak	None	Over $100,000
Karen L. Stuckey[3]	None	None
Stephen B. Timbers	$50,001 - $100,000	Over $100,000
Christopher M. Toub[3]	None	None
David D. Tripple	$1 - $10,000	Over $100,000
Lloyd A. Wennlund	None	None

(1)

Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

(2)	Indicates an “interested person” of the Trust, as defined in the 1940 Act.
(3)	Ms. Stuckey and Mr. Toub were elected to the Board effective December 16, 2019.

Please retain this supplement for future reference